Revenue from Contracts with Customers - Contract Liabilities (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2018
Change in Contract with Customer, Liability [Roll Forward]
Balance at December 31, 2017	$ 37
Increase due to cumulative effect of adopting Topic 606	98
Increase due to cash received, excluding revenues recognized in the period	66
Increase due to assets received from customer	13
Decrease due to revenue recognized	(42)
Decrease due to change in estimated consideration	(22)
Balance at December 31, 2018	150
Contract liabilities at December 31, 2018
Other current liabilities		$ 31
Other long-term liabilities - other		119
Total contract liabilities from contracts with customers	$ 37	$ 150